Exhibit  10.4

                               MANAGEMENT CONTRACT

BETWEEN:

          Crown  International  Inc.              ("Crown")
     And
          Macwin  Investments  Inc.               ("Macwin")

     The parties agree as follows:

l. From the 1st day of April, 2003 Macwin agrees to provide to Crown the following services: - services of at least three people, each proficient as follows and for monthly compensation noted
               (a)  one person in General Management                 $10,000
               (b)  one person in Marketing                          $10,000
               (c)  one person for Professional Services       $5,000
     - provide the capital and/or services or equipment or expenses necessary for the development of Crown's services, products and business models and their commercial applications;
     -    provide full and complete accounts and records for Crown;
     -    oversee Development Crown's services and products;
     - develop relationships with industry participants to further and promote Crown's services and products;
     - source, explore and develop Commercial Applications and commercialization of Crown's products and services;
     - to assist with the sales and marketing of Crown's services and products and to assist with the development of Crown's business models;
     -    assist Crown in its efforts to list and trade it stock

2. No more than once in each and every year after the date hereof, Macwin shall present to Crown an invoice for its services as aforesaid and Crown agrees to pay or provide forthwith to Macwin the value of such services.

3. This contract may be terminated by either party upon 30 days written notice delivered to the other at its usual place of Business.

DATED at Toronto this 1st day of April, 2003.

CROWN INTERNATIONAL INC.                MACWIN INVESTMENTS INC.

By: /s/ Alan Irwin                      By: /s/ Lorna Irwin
------------------------                ----------------------
Alan Irwin                              Lorna Irwin
Director / Chief Operating Person       President


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